UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2022

Date of reporting period:	December 1, 2021 – November 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam High Yield Fund

**Annual report**
**11 | 30 | 22**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Annual report
11 | 30 | 22

Message from the Trustees

January 12, 2023

Dear Fellow Shareholder:

As an investor, you might be happy to see 2022 in the rearview mirror. High inflation and aggressive interest-rate increases from the U.S. Federal Reserve contributed to market volatility and negative returns for stocks and bonds.

While inflation and interest rates are still high, the possibility remains that 2023 could be a better year for market returns than 2022. Historically, stocks and bonds have recovered from bear markets like the one we have been experiencing. Our investment teams are actively researching securities with attractive performance potential and working to keep portfolio risks in check.

We would like to note recent changes to the Board of Trustees that oversees your fund. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/22. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 High Yield Fund

Rob, what was the fund’s investment environment like during the reporting period?

While the period was challenging across the board for investors, high-yield bonds were one of the relatively better-performing asset classes. A hawkish policy pivot by the U.S. Federal Reserve was the primary and persistent factor contributing to market volatility. Near the beginning of the period, the Fed had signaled its intentions to tighten policy in calendar 2022 with the goal of fighting a rapid increase in inflation.

Markets became choppy as early as January 2022. In late February 2022, Russia’s invasion of Ukraine contributed to an increase in risk aversion. To make matters worse, China returned to widespread lockdowns to prevent the spread of Covid-19 infections. These problems persisted to varying degrees through the end of the period.

In March 2022, the Fed made a 0.25% interest-rate hike, its first increase since 2018. The central bank implemented five more increases — four of them in the unusually large amount of 0.75% — taking the federal funds rate to a range of 3.75% to 4.00% by period-end.

High Yield Fund 3

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/22. Short-term investments and derivatives, if any, are excluded.

4 High Yield Fund

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury more than doubled, rising from 1.43% at the beginning of the period to 3.68% at period-end. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten and become inverted.

From a sector perspective, all fixed income categories except short-term Treasury bills posted losses for the period. High-yield corporate credit and leveraged loans outperformed the broader fixed income market. Non-U.S. government bonds, emerging market debt, and investment-grade corporate credit were among the weakest performers, amid rising interest rates and a strengthening U.S. dollar.

All sectors within the fund’s benchmark, the JPMorgan Developed High Yield Index, posted losses for the period. Cable and satellite [–15%], broadcasting [–15%], and automotive [–14%] were the weakest performers. Energy [–1%], metals and mining [–4%], and industrials [–4%] showed more strength, outperforming the benchmark.

How did the fund perform for the reporting period?

The fund’s class A shares posted a return of –9.47%, underperforming the fund’s benchmark, which returned –8.15%. The fund also underper-formed the median of its Lipper peer group, High Yield Funds, which returned –8.54%.

Which decisions had the biggest impact on the fund’s performance relative to the benchmark during the reporting period?

An overweight position in the broadcasting sector was the largest detractor from results. Another underperforming sector was health care, where we also held an overweight position. Security selection within the health care sector detracted from results, including our investments in Bausch Health Americas and CHS/Community Health Systems, which were pressured by earnings-related volatility.

An overweight position in energy, the largest sector of the benchmark, helped fund performance. Security selection within the energy sector produced slightly negative results. Overweight positions in Chord Energy, Antero Resources, and Callon Petroleum contributed to performance on the heels of rising oil prices. These gains were somewhat offset by weaker results from our investments in Occidental Petroleum and Energy Transfer.

What about relative contributors for the reporting period?

We achieved strong results in the technology sector. Although this sector lagged the benchmark, we held a very small overweight position and our security selection was favorable. Our security selection in the cable and satellite sector, where the fund had a weighting in line with the benchmark, also helped results. We chose not to own Ligado Networks, a mobile network provider, and this benefited the fund.

What are your current views on high-yield credit?

As we look to calendar 2023, we have a cautious outlook for the high-yield credit market. Corporate fundamentals remain solid overall but likely will weaken in the face of slower growth and pressure on profit margins, in our view. We believe valuation was substantially more attractive than at the start of the period. Macroeconomic forces of high inflation, geopolitical impacts on energy

High Yield Fund 5

supplies, and central bank tightening remain considerable headwinds for both fundamentals and market technicals, in our view. We also believe that we may be nearing a point in the coming months when the hiking cycle will start to wind down.

As we research investment opportunities, we remain focused on industry and company fundamentals, the health of balance sheets, the generation and use of free cash flow, and how resilient credits will be amid slower economic growth. The U.S. high-yield default rate, including distressed exchanges, ended November 2022 at 1.61%, still well below historical averages.

Regarding technicals, issuance picked up in November 2022 and resulted in considerable inflows into the asset class. This was, however, only the third month of inflows through the first 11 months of calendar 2022.

After a year of heightened rate and spread volatility [in calendar 2022], valuations have become somewhat more attractive, in our view, as yields have nearly doubled to almost 9% as of period-end. High-yield bond prices are 12 points lower than at the beginning of January 2022, and spreads are approximately 130 basis points wider. We believe high yield may also present an attractive overall yield proposition in the face of lower global rates.

Risks to our outlook include policy missteps from global central banks, a more severe slowdown or recession, and ongoing supply chain disruptions. We are also monitoring commodity price volatility, heightened geopolitical tension, and potential surges in Covid cases.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 High Yield Fund

Given your views, how are you positioning the fund relative to the benchmark?

We have sought to reduce portfolio risk by decreasing our exposure to B- and CCC-rated credits. These are the lower tiers of the market, which carry greater credit risk. We maintain an overweight position in BBB-rated bonds. At the industry level, we have an underweight position to the food and beverages, retail, and automotive sectors. The portfolio has overweight positions to the industrials, broadcasting, and energy sectors. We have a favorable view of the energy sector. Energy is one of the few sectors that we think can benefit from periods of inflation, and we believe there are idiosyncratic opportunities therein. We continue to look for attractive alpha-generating opportunities in the secondary market.

Thank you, Rob, for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (3/25/86)
Before sales charge	6.59%	3.33%	1.61%	–0.04%	–9.47%
After sales charge	6.47	2.91	0.78	–1.39	–13.10
Class B (5/16/94)
Before CDSC	6.38	2.73	0.88	–0.74	–10.11
After CDSC	6.38	2.73	0.55	–1.63	–14.43
Class C (3/30/07)
Before CDSC	6.41	2.74	0.87	–0.78	–10.30
After CDSC	6.41	2.74	0.87	–0.78	–11.16
Class M (12/1/94)
Before sales charge	6.30	3.09	1.36	–0.26	–9.72
After sales charge	6.21	2.75	0.70	–1.35	–12.66
Class R (3/30/07)
Net asset value	6.33	3.09	1.40	–0.26	–9.72
Class R6 (5/22/18)
Net asset value	6.79	3.60	1.92	0.35	–9.07
Class Y (12/31/98)
Net asset value	6.79	3.59	1.90	0.22	–9.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 High Yield Fund

Comparative annualized index returns For periods ended 11/30/22

	Life of fund	10 years	5 years	3 years	1 year
JPMorgan Developed High
Yield Index*	—	4.40%	2.46%	0.90%	–8.15%
Lipper High Yield Funds
category median†	6.71%	3.44	1.90	0.39	–8.54

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/22, there were 517, 486, 437, 307, and 13 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,092 and $13,098, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,115. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,557, $14,245, and $14,226, respectively.

High Yield Fund 9

Fund price and distribution information For the 12-month period ended 11/30/22

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.252		$0.212	$0.215	$0.240		$0.240	$0.274	$0.264
Capital gains	—		—	—	—		—	—	—
Total	$0.252		$0.212	$0.215	$0.240		$0.240	$0.274	$0.264
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/21	$5.86	$6.10	$5.68	$5.65	$5.83	$6.03	$5.83	$6.21	$6.24
11/30/22	5.06	5.27	4.90	4.86	5.03	5.20	5.03	5.38	5.40
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	4.98%	4.78%	4.41%	4.44%	4.77%	4.62%	4.77%	5.13%	4.89%
Current 30-day
SEC yield[2]	N/A	6.61	6.13	6.14	N/A	6.41	6.63	7.26	7.12

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 High Yield Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (3/25/86)
Before sales charge	6.55%	3.11%	1.37%	–0.83%	–11.85%
After sales charge	6.43	2.69	0.54	–2.17	–15.37
Class B (5/16/94)
Before CDSC	6.34	2.47	0.60	–1.61	–12.56
After CDSC	6.34	2.47	0.27	–2.49	–16.76
Class C (3/30/07)
Before CDSC	6.37	2.48	0.59	–1.60	–12.60
After CDSC	6.37	2.48	0.59	–1.60	–13.43
Class M (12/1/94)
Before sales charge	6.27	2.85	1.12	–1.05	–12.11
After sales charge	6.17	2.51	0.46	–2.13	–14.96
Class R (3/30/07)
Net asset value	6.28	2.83	1.11	–1.11	–12.13
Class R6 (5/22/18)
Net asset value	6.75	3.37	1.63	–0.46	–11.62
Class Y (12/31/98)
Net asset value	6.75	3.35	1.60	–0.59	–11.74

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/21	1.01%	1.76%	1.76%	1.26%	1.26%	0.66%	0.76%
Annualized expense ratio for the
six-month period ended 11/30/22*	1.05%	1.80%	1.80%	1.30%	1.30%	0.68%	0.80%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

High Yield Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/22 to 11/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.17	$8.85	$8.84	$6.40	$6.40	$3.35	$3.94
Ending value (after expenses)	$964.20	$961.20	$959.30	$962.90	$962.90	$966.30	$965.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/22, use the following calculation method. To find the value of your investment on 6/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.32	$9.10	$9.10	$6.58	$6.58	$3.45	$4.05
Ending value (after expenses)	$1,019.80	$1,016.04	$1,016.04	$1,018.55	$1,018.55	$1,021.66	$1,021.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

12 High Yield Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

High Yield Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

14 High Yield Fund

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

High Yield Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2022, Putnam employees had approximately $471,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 High Yield Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

High Yield Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

18 High Yield Fund

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of

High Yield Fund 19

Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the

20 High Yield Fund

“Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 514, 481 and 409 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

High Yield Fund 21

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 High Yield Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam High Yield Fund (the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statement of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the three years in the period ended November 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 10, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 High Yield Fund

The fund’s portfolio 11/30/22

CORPORATE BONDS AND NOTES (83.6%)*		Principal amount	Value
Advertising and marketing services (0.5%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27		$1,500,000	$1,292,774
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28		1,665,000	1,240,516
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27		2,710,000	2,059,600
			4,592,890
Automotive (1.1%)
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31		1,380,000	1,131,801
Ford Motor Co., LLC sr. unsec. unsub. notes 2.90%, 2/10/29		700,000	577,192
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 2.90%, 2/16/28		1,510,000	1,261,418
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		5,404,000	4,570,973
General Motors Financial Co., Inc. jr. unsec. sub. FRN 5.75%, perpetual maturity		570,000	482,944
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		2,325,000	2,045,326
Volkswagen International Finance NV company guaranty jr. unsec. sub. FRN 4.625%, perpetual maturity (Germany)	EUR	300,000	281,742
			10,351,396
Basic materials (8.5%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)		$3,165,000	3,202,179
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30		2,295,000	2,240,609
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		3,140,000	2,570,231
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch Holding B BV 144A company guaranty sr. unsec. notes 4.75%, 6/15/27		475,000	435,512
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26		1,312,000	1,210,284
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29		950,000	798,903
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		1,796,000	1,725,439
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		1,700,000	1,458,875
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		870,000	803,765
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		2,130,000	1,726,707
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		1,380,000	1,259,250
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		2,455,000	2,358,946
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		1,385,000	1,355,567
CF Industries, Inc. company guaranty sr. unsec. bonds 5.15%, 3/15/34		450,000	429,235
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		3,010,000	2,615,217
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		1,730,000	1,444,806

High Yield Fund 25

CORPORATE BONDS AND NOTES (83.6%)* cont.		Principal amount	Value
Basic materials cont.
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		$1,510,000	$1,299,426
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		2,775,000	2,616,908
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)		542,000	519,924
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)		1,150,000	1,051,620
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		945,000	691,362
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)		1,935,000	1,906,546
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)		3,045,000	2,936,080
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)		1,135,000	1,036,742
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		1,511,000	1,354,702
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		1,460,000	1,239,423
Graphic Packaging International, LLC 144A sr. unsec. notes 3.50%, 3/15/28		1,075,000	934,526
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		2,185,000	1,748,000
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		1,560,000	1,327,950
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		1,385,000	976,425
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		1,410,000	1,133,434
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	1,600,000	1,035,122
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$1,565,000	1,302,925
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		2,565,000	2,111,790
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		1,115,000	1,090,074
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		565,000	557,272
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		1,890,000	1,622,565
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		1,005,000	824,100
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		2,055,000	1,827,097
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		465,000	415,507
Olympus Water US Holding Corp. 144A sr. notes 4.25%, 10/1/28		1,915,000	1,551,552
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		3,400,000	2,453,236
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		2,055,000	1,541,250
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		3,066,000	2,736,405
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		1,180,000	985,300
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		3,030,000	2,897,438

26 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Basic materials cont.
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	$1,315,000	$1,103,289
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	2,695,000	1,927,981
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	1,935,000	1,231,144
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	2,205,000	1,775,444
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	1,325,000	1,295,267
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	1,890,000	1,693,346
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	2,300,000	1,896,212
		80,282,909
Broadcasting (3.2%)
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	3,465,000	2,235,965
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	4,059,000	659,725
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	2,250,000	507,825
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	1,864,000	474,761
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	4,330,000	3,303,660
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	4,045,667	3,600,644
Paramount Global jr. unsec. sub. FRB 6.375%, 3/30/62	100,000	82,703
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	1,390,000	1,168,399
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	1,459,000	1,191,215
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	1,090,000	970,100
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	3,632,000	2,969,160
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	2,940,000	2,598,431
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	1,340,000	1,247,674
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	1,470,000	872,483
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	2,135,000	1,980,657
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	2,400,000	2,338,874
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	2,143,000	2,138,757
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	2,720,000	2,298,400
		30,639,433
Building materials (1.9%)
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	2,395,000	2,167,499
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	1,210,000	997,887
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	695,000	458,045

High Yield Fund 27

CORPORATE BONDS AND NOTES (83.6%)* cont.		Principal amount	Value
Building materials cont.
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28		$1,455,000	$1,309,500
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		1,391,000	1,089,612
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		1,685,000	1,160,651
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		940,000	851,777
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		2,050,000	1,598,370
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		1,140,000	934,800
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		855,000	655,477
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		3,160,000	2,908,026
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		230,000	208,452
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		1,465,000	1,201,300
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25		1,872,000	1,497,600
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		1,210,000	1,042,970
			18,081,966
Capital goods (7.7%)
Adient Global Holdings, Ltd. company guaranty sr. unsec. unsub. notes Ser. REGS, 3.50%, 8/15/24	EUR	950,000	959,476
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31		$3,430,000	2,872,316
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		460,000	426,545
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		1,660,000	1,402,700
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡		870,223	643,965
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29		2,435,000	1,948,000
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27		2,290,000	2,244,200
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		2,001,000	1,968,464
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		1,315,000	1,291,974
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		2,511,000	2,509,399
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29		3,020,000	2,551,900
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)		1,555,000	1,383,141
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)		452,000	387,773
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)		1,215,000	1,169,996
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27		2,635,000	2,762,468
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		3,192,000	2,572,426
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29		3,166,000	2,675,587
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28		570,000	492,930
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29		2,620,000	1,938,093
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		3,675,000	2,866,500

28 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.		Principal amount	Value
Capital goods cont.
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29		$2,720,000	$1,588,589
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		3,195,000	2,798,021
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29		5,490,000	4,778,397
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30		1,810,000	1,718,839
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		6,040,000	5,388,495
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26		2,171,000	2,189,258
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		1,120,000	1,012,693
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26		1,380,000	1,355,339
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27		164,000	154,570
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		2,655,000	2,316,091
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		1,595,000	1,403,393
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		4,548,000	4,525,897
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	1,150,000	1,050,455
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$3,935,000	3,384,100
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		2,513,000	2,319,223
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		2,240,000	2,269,232
			73,320,445
Commercial and consumer services (2.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		1,975,000	1,723,800
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29		1,240,000	888,852
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 144A sr. notes 4.625%, 6/1/28		1,570,000	1,331,541
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		4,460,000	3,619,335
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29		1,627,000	1,221,064
Garda World Security Corp. 144A sr. notes 4.625%, 2/15/27 (Canada)		1,045,000	938,504
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		2,465,000	2,132,225
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		575,000	503,635
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)		1,992,000	1,842,787
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		3,295,000	3,173,184
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		1,295,000	1,139,432
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		2,245,000	2,087,850

High Yield Fund 29

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Commercial and consumer services cont.
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	$2,945,000	$2,937,638
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	2,406,000	2,253,075
		25,792,922
Communication services (6.4%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	1,515,000	1,236,058
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (France)	2,340,000	1,848,600
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (France)	2,575,000	1,726,770
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	1,505,000	1,206,920
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	1,625,000	1,354,291
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	1,870,000	1,473,766
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	2,155,000	1,778,446
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	7,192,000	6,526,524
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	4,380,000	3,765,586
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	2,101,000	1,705,592
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	3,080,000	2,757,039
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	1,267,000	862,827
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	2,965,000	2,720,625
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	1,040,000	871,104
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	2,228,000	1,467,806
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	2,049,000	1,661,841
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	1,260,000	1,081,710
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	3,425,000	1,455,043
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	1,610,000	1,531,947
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	5,020,000	4,217,453
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	1,375,000	1,422,438
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	899,000	703,907
Lumen Technologies, Inc. 144A sr. unsec. unsub. notes 4.50%, 1/15/29	1,915,000	1,296,742
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	4,408,000	4,670,761
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	2,475,000	2,603,037
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	2,755,000	2,301,801

30 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.		Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29		$1,260,000	$1,072,593
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)		2,080,000	1,730,768
Vodafone Group PLC jr. unsec. sub. FRB 7.00%, 4/4/79 (United Kingdom)		440,000	438,332
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)		1,560,000	1,294,800
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%, 1/15/27 (Netherlands)		2,215,000	2,043,338
			60,828,465
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 6.623%, perpetual maturity		320,000	310,400
			310,400
Consumer (0.5%)
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29		3,932,000	3,214,410
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32		1,150,000	884,673
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		1,075,000	917,932
			5,017,015
Consumer staples (5.3%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		1,475,000	1,242,186
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		2,513,000	2,286,554
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)		3,205,000	2,892,513
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		675,000	602,262
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		1,570,000	1,452,391
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26		2,130,000	2,180,822
Aramark International Finance Sarl company guaranty sr. unsec. notes Ser. REGS, 3.125%, 4/1/25	EUR	1,800,000	1,752,435
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		$900,000	841,653
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		2,275,000	1,929,155
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		1,010,000	850,723
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		2,976,000	2,813,004
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		1,605,000	1,609,334
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		875,000	839,379

High Yield Fund 31

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	$1,640,000	$1,545,880
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	2,840,000	2,511,639
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	1,972,000	1,832,525
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	935,000	714,501
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	621,000	518,535
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	2,130,000	1,905,071
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	1,540,000	1,108,800
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	975,000	947,183
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	3,591,000	3,627,664
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	514,000	485,496
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	1,293,000	1,249,361
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	3,570,000	3,367,795
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	3,295,000	1,952,288
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	1,186,000	891,035
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	2,218,000	2,190,534
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	645,000	598,283
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	1,295,000	1,079,706
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	2,525,000	2,310,375
		50,129,082
Energy (oil field) (0.6%)
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	1,345,000	1,291,200
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	744,000	750,614
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	165,000	160,463
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	2,229,000	2,134,268
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	1,105,000	1,054,944
		5,391,489
Entertainment (1.3%)
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 7.50%, 2/15/29	970,000	552,735
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	2,909,000	2,698,098
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	1,070,000	936,946
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	2,445,000	1,952,944
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	1,550,000	1,469,388
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	1,185,000	1,187,243
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	895,000	792,075

32 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Entertainment cont.
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	$675,000	$540,000
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	460,000	470,930
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	784,000	680,120
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	1,500,000	1,354,410
		12,634,889
Financials (7.8%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	2,770,000	2,551,433
Allstate Corp. (The) unsec. sub. FRB 5.75%, 8/15/53	85,000	78,328
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	5,108,000	5,479,680
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity	600,000	434,625
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity	200,000	133,195
American Express Co. jr. unsec. sub. FRN 3.55%, 9/15/26	250,000	198,750
Apollo Management Holdings LP 144A company guaranty unsec. sub. FRB 4.95%, 1/14/50	1,000,000	847,500
Ares Finance Co. III, LLC 144A company guaranty unsec. sub. FRB 4.125%, 6/30/51	500,000	380,021
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	1,970,000	1,597,392
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRN 6.125%, perpetual maturity (Spain)	600,000	495,498
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9.00%, perpetual maturity (Brazil)	310,000	310,744
Banco Santander SA jr. unsec. sub. FRN 7.50%, perpetual maturity (Spain)	600,000	585,750
Bank of America Corp. jr. unsec. sub. FRN 4.375%, 1/27/27	350,000	299,250
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	640,000	624,077
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	1,000,000	986,429
Bank of Nova Scotia (The) jr. unsec. sub. FRB 8.625%, 10/27/82 (Canada)	300,000	308,585
Bank of Nova Scotia (The) jr. unsec. sub. FRB 3.625%, 10/27/81 (Canada)	100,000	72,165
Bank of Nova Scotia (The) jr. unsec. sub. FRN 4.90%, perpetual maturity (Canada)	320,000	304,800
Barclays PLC jr. unsec. sub. FRN 8.00%, perpetual maturity (United Kingdom)	460,000	442,750
Barclays PLC jr. unsec. sub. FRN 8.00%, perpetual maturity (United Kingdom)	200,000	188,500
Barclays PLC jr. unsec. sub. FRN 6.125%, 8/12/50 (United Kingdom)	200,000	180,480
BNP Paribas SA 144A jr. unsec. sub. FRN 7.75%, perpetual maturity (France)	200,000	196,000
BNP Paribas SA 144A jr. unsec. sub. FRN 7.375%, perpetual maturity (France)	300,000	297,750
Capital One Financial Corp. jr. unsec. sub. FRN 3.95%, perpetual maturity	250,000	192,500
Citigroup, Inc. jr. unsec. sub. FRN 4.00%, perpetual maturity	690,000	597,855

High Yield Fund 33

CORPORATE BONDS AND NOTES (83.6%)* cont.		Principal amount	Value
Financials cont.
Citizens Financial Group, Inc. jr. unsec. sub. FRN 6.375%, perpetual maturity		$320,000	$295,200
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		2,346,000	1,571,820
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31		120,000	64,800
Commerzbank AG FRB Ser. REGS, 7.00%, perpetual maturity (Germany)	EUR	600,000	555,750
Credit Agricole SA 144A jr. unsec. sub. FRN 6.875%, perpetual maturity (France)		$310,000	296,158
Credit Agricole SA 144A jr. unsec. sub. FRN 4.75%, 9/23/29 (France)		250,000	195,870
Credit Suisse Group AG 144A jr. unsec. sub. FRB 6.375%, perpetual maturity (Switzerland)		560,000	358,288
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)		250,000	206,250
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		400,000	340,603
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)		1,360,000	999,859
Discover Financial Services jr. unsec. sub. FRN 6.125%, perpetual maturity		230,000	224,595
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		849,000	756,867
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		1,631,000	1,500,520
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		1,640,000	1,305,304
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25		820,000	803,066
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		1,320,000	1,158,643
Hartford Financial Services Group, Inc. (The) 144A jr. unsec. sub. FRB (ICE LIBOR USD 3 Month + 2.13%), 6.731%, 2/12/47		550,000	455,213
HSBC Holdings PLC jr. unsec. sub. FRN 6.50%, perpetual maturity (United Kingdom)		540,000	478,748
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26		2,387,000	2,363,273
Huntington Bancshares, Inc. jr. unsec. sub. FRN 4.45%, perpetual maturity		250,000	221,264
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		1,044,000	1,030,501
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		1,975,000	1,818,955
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		2,640,000	2,220,900
ING Groep NV jr. unsec. sub. FRN 5.75%, perpetual maturity (Netherlands)		540,000	474,984
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)		610,000	562,241
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)		425,000	313,465
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		1,925,000	1,922,031
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		1,393,000	1,370,512
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		810,000	790,277
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity		800,000	776,000

34 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.		Principal amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity		$400,000	$336,000
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%, perpetual maturity		1,000,000	990,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		2,932,000	2,397,184
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		600,000	570,156
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		2,245,000	1,958,763
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. FRB 4.125%, 12/15/51		300,000	236,726
Lloyds Banking Group PLC jr. unsec. sub. FRN 7.50%, perpetual maturity (United Kingdom)		600,000	576,279
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/29		1,390,000	1,212,546
M&T Bank Corp. jr. unsec. sub. FRN 3.50%, 9/1/26		250,000	191,350
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		350,000	405,557
Morgan Stanley jr. unsec. sub. FRN 5.875%, perpetual maturity		760,000	740,835
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		2,415,000	1,931,083
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		1,833,000	1,537,111
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		1,250,000	1,210,994
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28		1,185,000	1,089,608
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		2,129,000	1,778,141
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31		1,055,000	843,705
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		2,155,000	1,969,368
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		3,520,000	3,079,400
PNC Financial Services Group, Inc. (The) jr. unsec. sub. FRN 6.20%, perpetual maturity		650,000	627,250
Prudential Financial, Inc. jr. unsec. sub. FRB 5.125%, 3/1/52		100,000	85,625
Prudential Financial, Inc. jr. unsec. sub. FRB 3.70%, 10/1/50		520,000	420,640
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%, perpetual maturity (United Kingdom)		590,000	574,306
Societe Generale SA 144A jr. unsec. sub. FRB 9.375%, 11/22/52 (France)		200,000	203,250
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)		1,665,000	1,384,231
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 6.50%, perpetual maturity (Netherlands)	EUR	220,000	226,070
Swiss Re Finance Luxembourg SA 144A company guaranty unsec. sub. FRB 5.00%, 4/2/49 (Luxembourg)		$400,000	355,120

High Yield Fund 35

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Financials cont.
Toronto-Dominion Bank (The) jr. sub. unsec. FRB 8.125%, 10/31/82 (Canada)	$300,000	$307,500
Truist Financial Corp. jr. unsec. sub. FRN 5.125%, perpetual maturity	570,000	468,825
U.S. Bancorp jr. sub. unsec. FRN 3.70%, perpetual maturity	650,000	518,518
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	510,000	499,851
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	2,012,000	1,971,983
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	470,000	460,083
		74,374,072
Gaming and lottery (2.8%)
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	2,150,000	1,999,500
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	2,250,000	1,963,125
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	815,000	682,563
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	4,190,000	4,139,112
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	2,132,000	1,847,013
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	3,019,000	2,783,486
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	1,390,000	1,169,301
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	3,545,000	3,471,911
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	1,030,000	1,020,730
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	770,000	645,560
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	3,105,000	2,738,703
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,453,000	2,247,193
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	1,870,000	1,625,232
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	665,000	666,410
		26,999,839
Health care (7.8%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	252,000	247,590
180 Medical, Inc. 144A company guaranty sr. unsec. notes 3.875%, 10/15/29	945,000	805,613
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	3,120,000	635,326
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	1,481,000	984,865
Bausch Health Cos., Inc. 144A company guaranty sr. sub. notes 11.00%, 9/30/28	447,000	343,073
Bausch Health Cos., Inc. 144A company guaranty sub. notes 14.00%, 10/15/30	89,000	49,377
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	1,835,000	1,124,121
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	1,530,000	1,262,403
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	1,895,000	1,762,037

36 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Health care cont.
Centene Corp. sr. unsec. notes 3.375%, 2/15/30	$600,000	$511,088
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	2,230,000	1,917,800
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	1,075,000	937,938
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	1,115,000	1,029,022
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	225,000	187,727
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	1,085,000	920,937
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	1,675,000	812,879
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	1,310,000	700,850
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	1,010,000	770,226
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	3,850,000	3,555,591
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	2,325,000	2,314,476
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	3,170,000	2,724,520
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	5,187,000	4,707,306
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg)	3,291,000	2,213,198
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	2,880,000	2,156,838
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	4,090,000	3,516,418
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	1,815,000	1,479,225
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	675,000	574,629
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	3,680,000	3,311,927
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31	985,000	874,099
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	1,035,000	919,773
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	2,610,000	2,141,740
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	3,355,000	3,177,806
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	1,850,000	1,540,125
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,315,000	1,126,679
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	5,615,000	5,285,905
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	2,865,000	2,718,828
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	1,885,000	1,635,577
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30	3,000,000	2,842,740
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	955,000	956,910
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	3,200,000	3,149,808

High Yield Fund 37

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Health care cont.
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	$1,240,000	$1,222,777
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	6,020,000	5,401,476
		74,551,243
Homebuilding (0.2%)
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	1,790,000	1,369,207
		1,369,207
Lodging/Tourism (1.6%)
Carnival Corp. 144A notes 10.50%, 2/1/26	1,178,000	1,192,254
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	2,695,000	2,003,962
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	2,988,000	2,659,918
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30	3,259,000	3,015,879
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	3,430,000	3,299,214
MGM Resorts International company guaranty sr. unsec. notes 6.00%, 3/15/23	425,000	425,020
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	2,680,000	2,520,962
		15,117,209
Oil and gas (11.4%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	1,275,000	1,300,782
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	626,000	638,734
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	1,236,000	1,016,610
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	3,198,000	2,870,205
BP Capital Markets PLC company guaranty unsec. sub. FRN 4.875%, perpetual maturity (United Kingdom)	490,000	431,078
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	1,655,000	1,635,090
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	3,356,000	3,193,301
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	3,560,000	3,444,300
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	3,345,000	2,922,694
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	395,000	321,431
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	1,145,000	1,119,238
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	2,305,000	2,123,712
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	852,000	832,106
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	2,083,000	1,950,328

38 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Oil and gas cont.
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	$153,000	$115,360
DCP Midstream LP jr. unsec. sub. FRN 7.375%, perpetual maturity	226,000	226,045
DCP Midstream Operating LP company guaranty sr. unsec. sub. notes 5.125%, 5/15/29	610,000	591,453
DCP Midstream Operating LP company guaranty sr. unsec. unsub. notes 5.375%, 7/15/25	70,000	69,130
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	3,238,000	3,317,140
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	1,665,000	1,910,972
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	1,170,000	1,334,398
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	2,974,000	2,845,909
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	6,100,000	6,003,620
EnLink Midstream Partners LP jr. unsec. sub. FRN 6.00%, perpetual maturity	500,000	412,500
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	3,470,000	3,383,250
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	1,325,000	1,393,978
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	225,000	214,503
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	990,000	907,475
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	1,065,000	1,002,655
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	905,000	773,775
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	2,456,000	2,414,223
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 6.25%, 4/15/32	500,000	458,750
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	3,104,000	2,828,247
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	2,355,000	2,213,017
MPLX LP jr. unsec. sub. FRN 6.875%, perpetual maturity	260,000	257,725
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	985,000	946,831
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	1,465,000	1,528,339
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	580,000	588,465
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	6,844,000	6,689,805
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	5,843,000	5,857,608
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	607,000	612,539
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	475,000	490,318
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	1,701,000	1,843,423
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	490,000	506,296
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	855,000	950,384

High Yield Fund 39

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Oil and gas cont.
Permian Resources Operating LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	$2,795,000	$2,594,146
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	3,745,000	3,666,879
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	520,000	491,322
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	3,163,000	2,902,053
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	990,000	970,200
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	975,000	955,500
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	445,000	435,170
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25	1,821,000	1,771,537
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	2,755,000	2,590,251
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	4,030,000	3,804,320
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	1,615,000	1,457,538
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	2,529,000	2,301,390
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.50%, 9/15/79 (Canada)	320,000	272,800
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	842,240	821,184
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	1,607,375	1,563,172
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	1,500,000	1,518,698
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	2,755,000	2,240,490
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	720,000	621,900
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	965,000	914,634
		108,380,926
Publishing (1.2%)
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	2,455,000	2,329,181
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	3,565,000	3,168,394
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	2,930,000	2,486,164
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	265,000	242,926
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	3,455,000	3,070,631
		11,297,296
Retail (1.3%)
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	230,000	194,324
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	455,000	396,988
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	1,186,000	1,041,450
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	1,637,000	1,642,459

40 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Retail cont.
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	$277,000	$290,433
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	1,595,000	1,493,207
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	965,000	856,669
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	240,000	216,600
PetSmart Inc/PetSmart Finance Corp. 144A company guaranty sr. notes 4.75%, 2/15/28	2,150,000	1,964,305
PetSmart Inc/PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29	1,815,000	1,678,875
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	3,435,000	2,859,638
		12,634,948
Technology (4.4%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	4,358,000	3,585,109
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	1,100,000	883,949
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	1,225,000	1,200,500
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	1,300,000	1,254,493
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	2,535,000	2,170,594
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,100,000	1,064,206
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	804,000	753,469
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	1,654,000	1,419,802
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	3,824,000	3,183,021
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	5,227,000	4,665,098
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,675,000	1,406,374
NortonLifeLock, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	939,000	942,521
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	1,095,000	970,926
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29	3,537,000	3,089,185
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	4,430,000	3,460,938
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	3,071,000	2,602,673
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	1,320,000	1,069,200
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	2,785,000	2,324,417
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	6,345,000	5,359,431
		41,405,906
Textiles (0.9%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 5/15/26	1,155,000	1,051,050
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	2,230,000	2,163,100

High Yield Fund 41

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Textiles cont.
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	$2,790,000	$2,287,800
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	3,810,000	3,125,769
		8,627,719
Toys (0.3%)
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	2,780,000	2,434,363
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	460,000	422,423
		2,856,786
Transportation (1.6%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	2,255,000	2,099,291
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	2,255,000	2,186,940
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	3,795,000	3,597,285
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	890,000	792,293
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	890,000	828,612
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	5,605,000	5,445,986
		14,950,407
Utilities and power (2.6%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	1,088,000	822,555
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	922,000	813,665
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	890,000	789,875
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	3,345,000	3,059,849
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	455,000	393,341
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	225,000	194,266
CenterPoint Energy, Inc. jr. unsec. sub. FRN 6.125%, perpetual maturity	330,000	311,930
Dominion Energy, Inc. jr. unsec. sub. FRN 4.65%, perpetual maturity	320,000	274,421
Duke Energy Corp. jr. unsec. sub. FRB 3.25%, 1/15/82	350,000	248,089
Electricite De France SA 144A jr. unsec. sub. FRN 5.625%, perpetual maturity (France)	240,000	225,782
Emera, Inc. jr. unsec. sub. FRB 6.75%, 6/15/76 (Canada)	450,000	425,813
Enbridge, Inc. unsec. sub. FRB 6.00%, 1/15/77 (Canada)	320,000	292,684
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	6,451,000	4,693,103
Energy Transfer LP jr. unsec. sub. FRN 6.50%, perpetual maturity	200,000	172,136
Energy Transfer LP jr. unsec. sub. FRN 6.25%, perpetual maturity	330,000	280,520
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 5.65%, 5/1/79	450,000	395,817
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 3.80%, 3/15/82	250,000	195,999
NiSource, Inc. jr. unsec. sub. FRN 5.65%, perpetual maturity	500,000	465,000
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	178,000	179,371

42 High Yield Fund

CORPORATE BONDS AND NOTES (83.6%)* cont.	Principal amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	$3,780,000	$3,038,723
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	1,148,000	1,058,060
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	1,128,000	1,032,282
Southern Co. (The) jr. unsec. sub. FRB 3.75%, 9/15/51	500,000	401,075
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	100,000	94,983
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	925,000	827,342
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	2,590,000	2,506,418
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	1,430,000	1,342,304
		24,535,403
Total corporate bonds and notes (cost $903,577,571)		$794,474,262

SENIOR LOANS (5.4%)*c	Principal amount	Value
Basic materials (0.4%)
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 3.50%), 7.571%, 11/23/27	$2,027,830	$1,781,956
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.259%, 2/4/26	1,048,776	931,229
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 7.165%, 10/1/25	942,133	917,166
		3,630,351
Capital goods (0.3%)
BWAY Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 7.37%, 4/3/24	1,305,000	1,265,041
Filtration Group Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 7.571%, 10/19/28	371,250	361,319
MajorDrive Holdings IV, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.761%, 6/1/28	1,688,229	1,587,290
		3,213,650
Communication services (0.5%)
Asurion, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.25%), 9.321%, 1/30/29	1,820,000	1,393,811
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 1 Month + 3.25%), 7.321%, 7/31/27	913,409	789,870
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 9.071%, 7/22/27	2,120,300	2,027,770
		4,211,451
Consumer cyclicals (1.0%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.00%), 6.859%, 4/22/26	2,123,995	1,179,582
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 7.837%, 10/19/27	1,700,463	1,635,216
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 7.914%, 8/21/26	1,976,752	1,804,675
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 9.019%, 4/11/29	1,200,000	1,077,000

High Yield Fund 43

SENIOR LOANS (5.4%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 7.82%, 1/29/28	$1,004,438	$963,899
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 12.125%, 2/28/26	1,410,000	822,495
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 7.571%, 12/17/26	1,362,126	1,263,372
Werner Finco LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 7.674%, 7/24/24	985,217	852,212
		9,598,451
Consumer staples (0.8%)
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 9.821%, 11/18/29	1,570,000	1,330,575
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 8.493%, 6/21/24	3,624,685	3,188,418
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 4.25%), 8.321%, 12/17/28	3,482,444	2,809,183
		7,328,176
Energy (0.3%)
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 7.424%, 5/27/28	2,705,750	2,667,193
		2,667,193
Health care (0.3%)
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 8.092%, 10/2/25	2,025,339	1,601,031
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 9.875%, 4/22/27	1,303,488	987,392
		2,588,423
Technology (1.5%)
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 7.75%), 11.821%, 7/30/28	1,145,000	1,129,256
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.071%, 12/1/27	1,665,338	1,614,345
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 7.674%, 6/3/28	2,344,580	2,137,225
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 10.985%, 8/31/29	2,375,000	2,268,098
Rocket Software, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 8.321%, 11/28/25	1,140,563	1,098,738
TIBCO Software, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 8.153%, 3/30/29	2,315,000	2,098,385
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 5.25%), 8.998%, 5/3/27	1,450,000	1,326,750
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 3.25%), 6.998%, 5/3/26	1,732,405	1,671,043
Vision Solutions, Inc. bank term loan FRN (US SOFR + 4.00%), 7.80%, 4/24/28	1,440,000	1,182,600
		14,526,440

44 High Yield Fund

SENIOR LOANS (5.4%)*c cont.	Principal amount	Value
Transportation (0.3%)
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.993%, 4/20/28	$1,055,000	$1,047,657
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.108%, 4/21/28	2,196,550	2,165,952
		3,213,609
Total senior loans (cost $56,056,719)		$50,977,744

CONVERTIBLE BONDS AND NOTES (2.0%)*	Principal amount	Value
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	$90,000	$91,800
Avalara, Inc. cv. sr. unsec. notes 0.25%, 8/1/26	990,000	987,525
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27	77,000	61,254
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	90,000	67,950
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	58,000	65,903
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	62,000	48,785
Cloudflare, Inc. cv. sr. unsec. notes zero %, 8/15/26	78,000	62,673
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	41,000	35,957
Dexcom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	83,000	89,931
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	74,000	47,915
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	52,000	68,370
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28	95,000	82,840
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	50,000	36,028
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)	1,460,000	1,182,600
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	88,000	90,904
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	60,000	58,688
Liberty Media Corp. 144A cv. sr. unsec. notes 2.25%, 8/15/27	31,000	29,605
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	2,083,000	1,459,142
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	870,000	1,076,626
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	2,830,000	2,603,600
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	43,000	48,891
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	110,000	89,320
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27	991,000	1,517,221
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	50,000	87,575
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/26	100,000	77,350
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. unsub. notes 6.00%, 8/15/25	57,000	81,053
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	1,917,000	1,311,947
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25	72,000	66,015
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25, (Canada)	60,000	51,313
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	49,000	33,688
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	88,000	114,224
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	1,015,000	836,868
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	1,849,000	1,478,276
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	1,872,000	1,419,164

High Yield Fund 45

CONVERTIBLE BONDS AND NOTES (2.0%)* cont.	Principal amount	Value
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	$1,009,000	$968,009
Unity Software, Inc. cv. sr. unsec. notes zero %, 11/15/26	1,898,000	1,398,826
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	1,926,000	1,451,819
Wolfspeed, Inc. 144A cv. sr. unsec. notes 1.875%, 12/1/29	78,000	80,886
Total convertible bonds and notes (cost $21,580,048)		$19,360,541

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value
AES Corp. (The) $6.875 cv. pfd.	513	$52,572
Aptiv PLC $5.50 cv. pfd.	11,374	1,370,794
Becton Dickinson and Co. $3.00 cv. pfd.	2,500	124,175
Boston Scientific Corp. $5.50 cv. pfd.	799	90,239
Danaher Corp. 5.00% cv. pfd.	90	126,426
KKR & Co., Inc. $3.00 cv. pfd.	17,828	1,126,730
PG&E Corp. $5.50 cv. pfd.	14,350	1,998,668
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	1,269	1,558,865
Total convertible preferred stocks (cost $6,152,090)		$6,448,469

COMMON STOCKS (0.5%)*	Shares	Value
Antero Resources Corp. †	63,650	$2,326,408
Frontier Communications Parent, Inc. †	27,775	715,762
OneMain Holdings, Inc.	31,610	1,244,170
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	125,508
Total common stocks (cost $3,705,072)		$4,411,848

PREFERRED STOCKS (0.0%)*	Shares	Value
PennyMac Mortgage Investment Trust Ser. A, (ICE LIBOR USD 3 Month + $0.00), $2.031 pfd. ARP R	4,000	$91,560
Total preferred stocks (cost $106,000)		$91,560

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. F	3/1/23	$0.01	868	$17
Total warrants (cost $43)				$17

SHORT-TERM INVESTMENTS (6.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 3.95% L	Shares	59,972,271	$59,972,271
U.S. Treasury Bills 3.578%, 12/13/22 ∆ §		$500,000	499,413
U.S. Treasury Bills 3.721%, 12/22/22 ∆ §		100,000	99,791
Total short-term investments (cost $60,571,472)			$60,571,475

TOTAL INVESTMENTS
Total investments (cost $1,051,749,015)	$936,335,916

Key to holding’s currency abbreviations
EUR	Euro

46 High Yield Fund

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock: The rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
LIBOR	London Interbank Offered Rate
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2021 through November 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $949,966,476.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,800 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $413,413 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

High Yield Fund 47

FORWARD CURRENCY CONTRACTS at 11/30/22 (aggregate face value $5,701,097)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Euro	Sell	12/21/22	$456,201	$442,913	$(13,288)
Citibank, N.A.
	Euro	Sell	12/21/22	1,791,971	1,787,940	(4,031)
Morgan Stanley & Co. International PLC
	Euro	Sell	12/21/22	413,051	393,695	(19,356)
State Street Bank and Trust Co.
	Euro	Sell	12/21/22	3,190,694	3,076,549	(114,145)
Unrealized appreciation						—
Unrealized (depreciation)						(150,820)
Total						$(150,820)
* The exchange currency for all contracts listed is the United States Dollar.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 11/30/22
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 39 Index	B+/P	$149,145	$4,064,000	$76,200	12/20/27	500 bp — Quarterly	$258,083
Total	$149,145		$258,083
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

48 High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$715,762	$—	$—
Energy	2,326,408	—	—
Financials	1,244,170	—	—
Utilities and power	—	125,508	—
Total common stocks	4,286,340	125,508	—
Convertible bonds and notes	—	19,360,541	—
Convertible preferred stocks	—	6,448,469	—
Corporate bonds and notes	—	794,474,262	—
Preferred stocks	91,560	—	—
Senior loans	—	50,977,744	—
Warrants	—	—	17
Short-term investments	—	60,571,475	—
Totals by level	$4,377,900	$931,957,999	$17

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(150,820)	$—
Credit default contracts	—	108,938	—
Totals by level	$—	$(41,882)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 49

Statement of assets and liabilities 11/30/22

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $991,776,744)	$876,363,645
Affiliated issuers (identified cost $59,972,271) (Note 5)	59,972,271
Cash	1,285,410
Foreign currency (cost $759,701) (Note 1)	760,335
Dividends, interest and other receivables	13,239,672
Receivable for shares of the fund sold	5,259,004
Receivable for investments sold	1,892,891
Receivable for variation margin on centrally cleared swap contracts (Note 1)	41,141
Prepaid assets	37,561
Total assets	958,851,930

LIABILITIES
Payable for investments purchased	5,587,795
Payable for shares of the fund repurchased	1,245,374
Payable for compensation of Manager (Note 2)	428,888
Payable for custodian fees (Note 2)	10,353
Payable for investor servicing fees (Note 2)	255,712
Payable for Trustee compensation and expenses (Note 2)	628,471
Payable for administrative services (Note 2)	3,651
Payable for distribution fees (Note 2)	302,974
Unrealized depreciation on forward currency contracts (Note 1)	150,820
Other accrued expenses	271,416
Total liabilities	8,885,454

Net assets	$949,966,476

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,182,096,374
Total distributable earnings (Note 1)	(232,129,898)
Total — Representing net assets applicable to capital shares outstanding	$949,966,476

(Continued on next page)

50 High Yield Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($641,771,285 divided by 126,811,854 shares)	$5.06
Offering price per class A share (100/96.00 of $5.06)*	$5.27
Net asset value and offering price per class B share ($1,571,260 divided by 320,989 shares)**	$4.90
Net asset value and offering price per class C share ($8,542,917 divided by 1,756,142 shares)**	$4.86
Net asset value and redemption price per class M share ($40,762,247 divided by 8,105,785 shares)	$5.03
Offering price per class M share (100/96.75 of $5.03)†	$5.20
Net asset value, offering price and redemption price per class R share
($16,371,054 divided by 3,257,260 shares)	$5.03
Net asset value, offering price and redemption price per class R6 share
($17,597,053 divided by 3,273,683 shares)	$5.38
Net asset value, offering price and redemption price per class Y share
($223,350,660 divided by 41,372,705 shares)	$5.40

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 51

Statement of operations Year ended 11/30/22

INVESTMENT INCOME
Interest (including interest income of $594,570 from investments in affiliated issuers) (Note 5)	$58,193,227
Dividends (net of foreign tax of $15,215)	1,220,269
Total investment income	59,413,496

EXPENSES
Compensation of Manager (Note 2)	5,707,743
Investor servicing fees (Note 2)	1,637,642
Custodian fees (Note 2)	24,776
Trustee compensation and expenses (Note 2)	42,066
Distribution fees (Note 2)	2,217,854
Administrative services (Note 2)	30,990
Other	614,984
Total expenses	10,276,055
Expense reduction (Note 2)	(5,211)
Net expenses	10,270,844

Net investment income	49,142,652

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(25,556,078)
Foreign currency transactions (Note 1)	(16,821)
Forward currency contracts (Note 1)	381,034
Swap contracts (Note 1)	(50,097)
Total net realized loss	(25,241,962)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(129,846,320)
Assets and liabilities in foreign currencies	3,976
Forward currency contracts	(200,976)
Swap contracts	258,083
Total change in net unrealized depreciation	(129,785,237)

Net loss on investments	(155,027,199)

Net decrease in net assets resulting from operations	$(105,884,547)

The accompanying notes are an integral part of these financial statements.

52 High Yield Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/22	Year ended 11/30/21
Operations
Net investment income	$49,142,652	$52,659,433
Net realized gain (loss) on investments
and foreign currency transactions	(25,241,962)	26,972,222
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(129,785,237)	(23,500,493)
Net increase (decrease) in net assets resulting
from operations	(105,884,547)	56,131,162
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(33,156,431)	(35,365,502)
Class B	(86,090)	(155,204)
Class C	(426,822)	(551,575)
Class M	(2,075,669)	(2,230,613)
Class R	(757,744)	(704,435)
Class R6	(871,801)	(782,726)
Class Y	(10,197,139)	(12,191,080)
Decrease from capital share transactions (Note 4)	(60,325,530)	(101,861,879)
Total decrease in net assets	(213,781,773)	(97,711,852)

NET ASSETS
Beginning of year	1,163,748,249	1,261,460,101
End of year	$949,966,476	$1,163,748,249

The accompanying notes are an integral part of these financial statements.

High Yield Fund 53

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
November 30, 2022	$5.86	.26	(.81)	(.55)	(.25)	(.25)	$5.06	(9.47)	$641,771	1.04	4.76	28
November 30, 2021	5.85	.25	.01	.26	(.25)	(.25)	5.86	4.51	808,041	1.01	4.21	48
November 30, 2020	5.82	.26	.04	.30	(.27)	(.27)	5.85	5.57	839,550	1.03	4.66	46
November 30, 2019	5.59	.28	.24	.52	(.29)	(.29)	5.82	9.46	896,789	1.02	4.94	37
November 30, 2018	5.93	.30	(.35)	(.05)	(.29)	(.29)	5.59	(.94)	898,320	1.03	5.20	33
Class B
November 30, 2022	$5.68	.21	(.78)	(.57)	(.21)	(.21)	$4.90	(10.11)	$1,571	1.79	3.96	28
November 30, 2021	5.68	.20	.01	.21	(.21)	(.21)	5.68	3.68	3,306	1.76	3.48	48
November 30, 2020	5.65	.22	.04	.26	(.23)	(.23)	5.68	4.95	5,637	1.78	3.94	46
November 30, 2019	5.43	.24	.23	.47	(.25)	(.25)	5.65	8.73	10,087	1.77	4.22	37
November 30, 2018	5.77	.25	(.35)	(.10)	(.24)	(.24)	5.43	(1.74)	14,151	1.78	4.46	33
Class C
November 30, 2022	$5.65	.21	(.78)	(.57)	(.22)	(.22)	$4.86	(10.30)	$8,543	1.79	3.99	28
November 30, 2021	5.65	.20	.01	.21	(.21)	(.21)	5.65	3.72	12,762	1.76	3.48	48
November 30, 2020	5.62	.21	.05	.26	(.23)	(.23)	5.65	4.99	20,415	1.78	3.92	46
November 30, 2019	5.41	.23	.23	.46	(.25)	(.25)	5.62	8.58	30,768	1.77	4.22	37
November 30, 2018	5.74	.25	(.33)	(.08)	(.25)	(.25)	5.41	(1.55)	37,341	1.78	4.46	33
Class M
November 30, 2022	$5.83	.24	(.80)	(.56)	(.24)	(.24)	$5.03	(9.72)	$40,762	1.29	4.51	28
November 30, 2021	5.82	.23	.02	.25	(.24)	(.24)	5.83	4.32	52,676	1.26	3.96	48
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.37	55,549	1.28	4.41	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	59,320	1.27	4.67	37
November 30, 2018	5.91	.29	(.36)	(.07)	(.28)	(.28)	5.56	(1.32)	79,376	1.28	4.96	33
Class R
November 30, 2022	$5.83	.24	(.80)	(.56)	(.24)	(.24)	$5.03	(9.72)	$16,371	1.29	4.54	28
November 30, 2021	5.82	.23	.02	.25	(.24)	(.24)	5.83	4.32	16,485	1.26	3.96	48
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.35	17,059	1.28	4.42	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	23,954	1.27	4.69	37
November 30, 2018	5.90	.29	(.35)	(.06)	(.28)	(.28)	5.56	(1.15)	27,080	1.28	4.95	33
Class R6
November 30, 2022	$6.21	.29	(.85)	(.56)	(.27)	(.27)	$5.38	(9.07)	$17,597.68		5.14	28
November 30, 2021	6.19	.29	.01	.30	(.28)	(.28)	6.21	4.82	18,888.66		4.55	48
November 30, 2020	6.14	.30	.05	.35	(.30)	(.30)	6.19	6.04	16,039.67		5.02	46
November 30, 2019	5.88	.32	.25	.57	(.31)	(.31)	6.14	9.94	15,255.66		5.27	37
November 30, 2018 †	6.07	.18	(.21)	(.03)	(.16)	(.16)	5.88	(.60)*	13,611	.35*	2.95*	33

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 High Yield Fund	High Yield Fund 55

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
November 30, 2022	$6.24	.29	(.87)	(.58)	(.26)	(.26)	$5.40	(9.34)	$223,351.79		5.00	28
November 30, 2021	6.21	.28	.01	.29	(.26)	(.26)	6.24	4.77	251,589.76		4.46	48
November 30, 2020	6.15	.29	.06	.35	(.29)	(.29)	6.21	5.98	307,210.78		4.91	46
November 30, 2019	5.88	.31	.26	.57	(.30)	(.30)	6.15	9.89	321,497.77		5.16	37
November 30, 2018	6.22	.33	(.37)	(.04)	(.30)	(.30)	5.88	(.71)	247,593.78		5.46	33

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

56 High Yield Fund	High Yield Fund 57

Notes to financial statements 11/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2021 through November 30, 2022.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	3.25%	None	None
Class R	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

58 High Yield Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

High Yield Fund 59

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names and for hedging market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through

60 High Yield Fund

variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $150,820 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $110,800 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the

High Yield Fund 61

funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$8,153,005	$120,927,693	$129,080,698

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $272,832 to increase undistributed net investment income, $217,531 to increase paid-in capital and $490,363 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,448,810
Unrealized depreciation	(121,842,158)
Net unrealized depreciation	(115,393,348)
Undistributed ordinary income	12,344,131
Capital loss carryforward	(129,080,698)
Cost for federal income tax purposes	$1,051,687,382

62 High Yield Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.557% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,150,402	Class R	27,298
Class B	3,491	Class R6	9,083
Class C	16,783	Class Y	355,468
Class M	75,117	Total	$1,637,642

High Yield Fund 63

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,211 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $791, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,775,963
Class B	1.00%	1.00%	21,691
Class C	1.00%	1.00%	103,970
Class M	1.00%	0.50%	232,094
Class R	1.00%	0.50%	84,136
Total			$2,217,854

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,374 and $0 from the sale of class A and class M shares, respectively, and received $46 and $144 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $811 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$275,675,468	$362,009,746
U.S. government securities (Long-term)	—	—
Total	$275,675,468	$362,009,746

64 High Yield Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	34,849,937	$183,837,371	31,193,899	$185,523,487
Shares issued in connection with
reinvestment of distributions	5,640,686	30,073,962	5,351,631	31,764,167
	40,490,623	213,911,333	36,545,530	217,287,654
Shares repurchased	(51,459,113)	(273,576,587)	(42,170,425)	(250,865,736)
Net decrease	(10,968,490)	$(59,665,254)	(5,624,895)	$(33,578,082)

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	8,377	$31,762	15,373	$87,848
Shares issued in connection with
reinvestment of distributions	14,984	77,955	24,695	141,967
	23,361	109,717	40,068	229,815
Shares repurchased	(284,380)	(1,519,862)	(450,893)	(2,598,260)
Net decrease	(261,019)	$(1,410,145)	(410,825)	$(2,368,445)

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	500,260	$2,631,939	632,710	$3,631,852
Shares issued in connection with
reinvestment of distributions	79,835	412,227	92,103	526,762
	580,095	3,044,166	724,813	4,158,614
Shares repurchased	(1,082,998)	(5,605,678)	(2,080,028)	(11,881,513)
Net decrease	(502,903)	$(2,561,512)	(1,355,215)	$(7,722,899)

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class M	Shares	Amount	Shares	Amount
Shares sold	3,630	$21,246	17,600	$104,418
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	3,630	21,246	17,600	104,418
Shares repurchased	(932,172)	(4,896,825)	(520,250)	(3,079,977)
Net decrease	(928,542)	$(4,875,579)	(502,650)	$(2,975,559)

High Yield Fund 65

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	1,368,883	$7,418,120	820,608	$4,852,466
Shares issued in connection with
reinvestment of distributions	143,267	756,197	119,137	702,843
	1,512,150	8,174,317	939,745	5,555,309
Shares repurchased	(1,083,738)	(5,723,664)	(1,041,137)	(6,167,483)
Net increase (decrease)	428,412	$2,450,653	(101,392)	$(612,174)

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	574,471	$3,282,703	711,987	$4,483,224
Shares issued in connection with
reinvestment of distributions	154,503	871,783	124,552	782,726
	728,974	4,154,486	836,539	5,265,950
Shares repurchased	(495,187)	(2,779,455)	(387,894)	(2,441,115)
Net increase	233,787	$1,375,031	448,645	$2,824,835

	YEAR ENDED 11/30/22		YEAR ENDED 11/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	30,437,476	$174,254,418	18,009,190	$113,486,084
Shares issued in connection with
reinvestment of distributions	1,790,487	10,176,009	1,923,223	12,117,687
	32,227,963	184,430,427	19,932,413	125,603,771
Shares repurchased	(31,201,915)	(180,069,151)	(29,089,122)	(183,033,326)
Net increase (decrease)	1,026,048	$4,361,276	(9,156,709)	$(57,429,555)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/21	cost	proceeds	income	of 11/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$16,734,744	$406,276,615	$363,039,088	$594,570	$59,972,271
Total Short-term
investments	$16,734,744	$406,276,615	$363,039,088	$594,570	$59,972,271

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

66 High Yield Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,500,000
Centrally cleared credit default contracts (notional)	$1,900,000
Warrants (number of warrants)	900

High Yield Fund 67

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$108,938*	Unrealized depreciation	$—
Foreign exchange
contracts	Receivables	—	Payables	150,820
Equity contracts	Investments	17	Payables	—
Total		$108,955		$150,820

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted	Forward
for as hedging instruments	currency
under ASC 815	contracts	Swaps	Total
Credit contracts	$—	$(50,097)	$(50,097)
Foreign exchange contracts	381,034	—	381,034
Total	$381,034	$(50,097)	$330,937

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total
Credit contracts	$—	$—	$258,083	$258,083
Foreign exchange
contracts	—	(200,976)	—	(200,976)
Equity contracts	(26)	—	—	(26)
Total	$(26)	$(200,976)	$258,083	$57,081

68 High Yield Fund

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Barclays		Morgan
	Bank	Capital, Inc.		Stanley & Co.	State Street
	of America	(clearing	Citibank,	International	Bank and
	N.A.	broker)	N.A.	PLC	Trust Co.	Total
Assets:
Centrally cleared credit	$—	$41,141	$—	$—	$—	$41,141
default contracts§
Forward currency contracts#	—	—	—	—	—	—
Total Assets	$—	$41,141	$—	$—	$—	$41,141
Liabilities:
Centrally cleared credit	—	—	—	—	—	—
default contracts§
Forward currency contracts#	13,288	—	4,031	19,356	114,145	150,820
Total Liabilities	$13,288	$—	$4,031	$19,356	$114,145	$150,820
Total Financial and Derivative	$(13,288)	$41,141	$(4,031)	$(19,356)	$(114,145)	$(109,679)
Net Assets
Total collateral	$—	$—	$—	$—	$(110,800)
received (pledged)†##
Net amount	$(13,288)	$41,141	$(4,031)	$(19,356)	$(3,345)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(110,800)	$(110,800)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $413,413.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

High Yield Fund 69

Federal tax information (Unaudited)

The fund designated 2.11% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 2.31%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $36,399,122 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

70 High Yield Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	107,897,726	3,072,993
Barbara M. Baumann	108,046,313	2,924,406
Katinka Domotorffy	108,274,616	2,696,103
Catharine Bond Hill	108,203,922	2,766,797
Kenneth R. Leibler	108,370,789	2,599,930
Jennifer Williams Murphy	108,266,418	2,704,301
Marie Pillai	108,206,045	2,764,674
George Putnam, III	108,476,628	2,494,091
Robert L. Reynolds	108,157,466	2,813,252
Manoj P. Singh	108,298,389	2,672,330
Mona K. Sutphen	108,621,073	2,349,646

All tabulations are rounded to the nearest whole number.

High Yield Fund 71

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

**Other directorships:** Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

**Barbara M. Baumann**

*Born 1955, Trustee since 2010, Vice Chair since 2022*

**Principal occupations during past five years:** President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

**Other directorships:** Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

**Katinka Domotorffy**

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

**Other directorships:** Director of the Great Lakes Science Center and of College Now Greater Cleveland.

**Catharine Bond Hill**

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

**Other directorships:** Director of Yale-NUS College and Trustee of Yale University.

**Kenneth R. Leibler**

*Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018*

**Principal occupations during past five years:** Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

**Other directorships:** Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

**Jennifer Williams Murphy**

*Born 1964, Trustee since 2022*

**Principal occupations during past five years:** Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

**Other directorships:** Previously, a Director of Western Asset Capital Corporation.

**Marie Pillai**

*Born 1954, Trustee since 2022*

**Principal occupations during past five years:** Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

**Other directorships:** Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

72 High Yield Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Fund 73

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

74 High Yield Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Focused Equity Fund	Floating Rate Income Fund
Focused International Equity Fund	Global Income Trust
International Capital Opportunities Fund	Government Money Market Fund*
International Equity Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

High Yield Fund 75

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Asset Allocation	Putnam Retirement Advantage 2055 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2040 Fund
Dynamic Asset Allocation Conservative Fund	Putnam Retirement Advantage 2035 Fund
Dynamic Asset Allocation Growth Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund

RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

76 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2022	$108,344	$ —	$7,906	$ —
November 30, 2021	$110,302	$ —	$7,538	$ —

For the fiscal years ended November 30, 2022 and November 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $306,189 and$272,437 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2022	$ —	$298,283	$ —	$ —
November 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2023